                                                                    EXHIBIT 99.1

                      CERTIFICATES FOR HOME EQUITY LOANS
                                 SERIES 2000-F

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

Set forth below is information regarding home equity loan contracts transferred to the trust formed in October 2000, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below relates to both the initial contracts described in the prospectus supplement dated October 20, 2000 and the additional contracts transferred to the trust on the closing date. There will be no subsequent contracts transferred to the trust after October 31, 2000. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated October 20, 2000.

  The tables below show additional characteristics of the group I fixed rate loans. Due to rounding, the percentages may not add to 100%.

               Geographical Distribution of Mortgaged Properties--
                            Group I Fixed Rate Loans

                                                                       % of
                                                                      Group I
                                                                    Fixed Rate
                                                                     Loans by
                                               Aggregate Principal  Outstanding
                                   Number of         Balance         Principal
                                  Loans as of   Outstanding as of  Balance as of
                                  Cut-off Date    Cut-off Date     Cut-off Date
                                  ------------ ------------------- -------------
Alabama..........................       72       $  5,081,621.46        2.54%
Arizona..........................       48          4,199,199.80        2.10
Arkansas.........................       44          3,356,682.50        1.68
California.......................      127         12,217,219.58        6.11
Colorado.........................       44          5,484,553.95        2.74
Connecticut......................       46          5,001,278.72        2.50
Delaware.........................        7            837,007.58        0.42
District of Columbia.............        4            310,000.00        0.15
Florida..........................      118         10,094,856.66        5.05
Georgia..........................       78          6,873,630.05        3.44
Idaho............................        7            765,510.06        0.38
Illinois.........................      108          7,423,832.17        3.71
Indiana..........................       33          1,526,566.88        0.76
Iowa.............................       32          2,595,764.59        1.30
Kansas...........................       36          2,517,835.24        1.26
Kentucky.........................       20          1,547,004.25        0.77
Louisiana........................       31          2,443,357.96        1.22
Maine............................       10            599,987.25        0.30
Maryland.........................       20          1,632,439.09        0.82
Massachusetts....................       27          1,796,730.89        0.90
Michigan.........................      100          7,425,960.26        3.71
Minnesota........................       34          3,165,167.60        1.58
Mississippi......................       18          1,584,624.13        0.79
Missouri.........................       72          4,698,693.20        2.35
Montana..........................        1             17,799.97        0.01
Nebraska.........................       31          2,118,194.84        1.06
Nevada...........................        8            915,772.51        0.46
New Hampshire....................        8            945,870.62        0.47
New Jersey.......................       27          2,400,660.05        1.20
New Mexico.......................       12          1,005,789.27        0.50
New York.........................       50          4,876,124.96        2.44
North Carolina...................      115          9,524,325.23        4.76
North Dakota.....................        2            127,298.58        0.06
Ohio.............................       98          6,797,146.40        3.40
Oklahoma.........................       41          3,372,647.12        1.69
Oregon...........................        5            329,912.75        0.16
Pennsylvania.....................      120          7,814,327.97        3.91
Rhode Island.....................        8            791,729.00        0.40
South Carolina...................       82          6,711,325.31        3.36
South Dakota.....................        6            421,279.94        0.21
Tennessee........................       54          4,429,367.93        2.21
Texas............................      783         40,751,440.28       20.38
Utah.............................       10            817,102.60        0.41
Vermont..........................        4            191,905.55        0.10
Virginia.........................       59          4,473,657.78        2.24
Washington.......................       35          3,987,658.88        1.99
West Virginia....................       16          1,139,376.50        0.57
Wisconsin........................       28          1,865,717.68        0.93
Wyoming..........................       13            994,087.89        0.50
                                     -----       ---------------      ------
Total............................    2,752       $200,000,043.48      100.00%
                                     =====       ===============      ======

                 Years of Origination--Group I Fixed Rate Loans

                                                              % of Group I
                           Number of                       Fixed Rate Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Year of Origination         off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
1996......................       1      $     41,038.12            0.02%
1997......................       2            39,818.59            0.02
1998......................       8           309,315.28            0.15
1999......................      49         2,747,788.03            1.37
2000......................   2,692       196,862,083.46           98.43
                             -----      ---------------          ------
    Total.................   2,752      $200,000,043.48          100.00%
                             =====      ===============          ======


         Distribution of Original Loan Amounts--Group I Fixed Rate Loans

                                                                           % of Group I
                                        Number of                       Fixed Rate Loans by
                                          Loans    Aggregate Principal Outstanding Principal
Original Loan Amount (in                as of Cut- Balance Outstanding     Balance as of
Dollars)                                 off Date  as of Cut-off Date      Cut-off Date
------------------------                ---------- ------------------- ---------------------
Less than$ 10,000.00...................       1      $      9,281.81               *%
$ 10,000.00 to $ 19,999.99.............     227         3,232,946.71            1.62
$ 20,000.00 to $ 29,999.99.............     305         7,517,957.96            3.76
$ 30,000.00 to $ 39,999.99.............     273         9,423,223.24            4.71
$ 40,000.00 to $ 49,999.99.............     280        12,594,979.42            6.30
$ 50,000.00 to $ 59,999.99.............     273        14,827,883.33            7.41
$ 60,000.00 to $ 69,999.99.............     252        16,200,391.20            8.10
$ 70,000.00 to $ 79,999.99.............     222        16,534,688.25            8.27
$ 80,000.00 to $ 89,999.99.............     165        13,914,829.57            6.96
$ 90,000.00 to $ 99,999.99.............     144        13,546,871.16            6.77
$100,000.00 to $109,999.99.............     111        11,543,130.78            5.77
$110,000.00 to $119,999.99.............      88        10,115,346.69            5.06
$120,000.00 to $129,999.99.............      68         8,452,125.23            4.23
$130,000.00 to $139,999.99.............      65         8,733,534.07            4.37
$140,000.00 to $149,999.99.............      55         7,938,372.81            3.97
$150,000.00 to $159,999.99.............      33         5,063,338.94            2.53
$160,000.00 to $169,999.99.............      29         4,780,274.34            2.39
$170,000.00 to $179,999.99.............      34         5,940,106.42            2.97
$180,000.00 to $189,999.99.............      18         3,313,472.41            1.66
$190,000.00 to $199,999.99.............      15         2,941,589.99            1.47
$200,000.00 to $209,999.99.............      19         3,862,574.73            1.93
$210,000.00 to $219,999.99.............       9         1,929,826.11            0.96
$220,000.00 to $229,999.99.............      11         2,462,774.22            1.23
$230,000.00 to $239,999.99.............       7         1,637,383.10            0.82
$240,000.00 to $249,999.99.............       9         2,188,358.03            1.09
$250,000.00 to $259,999.99.............      10         2,529,948.17            1.26
$260,000.00 to $269,999.99.............       7         1,855,200.00            0.93
$270,000.00 to $279,999.99.............       3           819,006.70            0.41
$280,000.00 to $289,999.99.............       1           286,600.00            0.14
$290,000.00 to $299,999.99.............       5         1,478,500.00            0.74
$300,000.00 to $309,999.99.............       4         1,220,947.83            0.61
$320,000.00 to $329,999.99.............       3           969,500.00            0.48
$340,000.00 to $349,999.99.............       2           682,573.10            0.34
Greater than or equal to$350,000.00....       4         1,452,507.16            0.73
                                          -----      ---------------          ------
    Total..............................   2,752      $200,000,043.48          100.00%
                                          =====      ===============          ======

--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the group I fixed rate contracts as of the cut-off date.

                      Loan Rates--Group I Fixed Rate Loans

                             Number of                          % of Group I
                               Loans                        Fixed Rate Loans by
                               as of   Aggregate Principal Outstanding Principal
                               Cut-    Balance Outstanding     Balance as of
    Range of Loan Rates      off Date  as of Cut-off Date      Cut-off Date
    -------------------      --------- ------------------- ---------------------
7.000% to  7.999%...........       1     $     84,002.17            0.04%
8.000% to  8.999%...........       4          534,516.78            0.27
9.000% to  9.999%...........      45        4,707,096.18            2.35
10.000% to 10.999%..........     172       18,865,911.20            9.43
11.000% to 11.999%..........     400       40,915,992.31           20.46
12.000% to 12.999%..........     762       62,924,469.44           31.46
13.000% to 13.999%..........     588       38,590,969.66           19.30
14.000% to 14.999%..........     517       21,541,158.90           10.77
15.000% to 15.999%..........     202        9,689,363.85            4.84
16.000% to 16.999%..........      39        1,543,046.50            0.77
17.000% to 17.999%..........      14          348,652.48            0.17
18.000% to 18.999%..........       3           78,233.85            0.04
19.000% to 19.999%..........       3           86,569.71            0.04
20.000% to 20.999%..........       2           90,060.45            0.05
                               -----     ---------------          ------
    Total...................   2,752     $200,000,043.48          100.00%
                               =====     ===============          ======


             Remaining Months to Maturity--Group I Fixed Rate Loans

                                                              % of Group I
                           Number of                       Fixed Rate Loans by
   Months Remaining to       Loans    Aggregate Principal Outstanding Principal
    Scheduled Maturity     as of Cut- Balance Outstanding     Balance as of
    as of Cut-off Date      off Date  as of Cut-off Date      Cut-off Date
   -------------------     ---------- ------------------- ---------------------
31 to 60..................      17      $    311,369.67            0.16%
61 to 90..................      10           332,269.37            0.17
91 to 120.................     170         6,086,388.91            3.04
121 to 150................      15           810,710.54            0.41
151 to 180................     666        43,323,994.91           21.66
181 to 210................       5           185,574.12            0.09
211 to 240................   1,242        99,861,223.93           49.93
241 to 270................       2            69,832.56            0.03
271 to 300................     339        22,814,194.21           11.41
301 to 330................       2            83,448.57            0.04
331 to 360................     284        26,121,036.69           13.06
                             -----      ---------------          ------
    Total.................   2,752      $200,000,043.48          100.00%
                             =====      ===============          ======


                     Lien Position--Group I Fixed Rate Loans

                                                              % of Group I
                           Number of                       Fixed Rate Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
         Position           off Date  as of Cut-off Date      Cut-off Date
         --------          ---------- ------------------- ---------------------
First.....................   2,052      $174,582,728.28           87.29%
Second....................     691        24,780,609.41           12.39
Third.....................       9           636,705.79            0.32
                             -----      ---------------          ------
    Total.................   2,752      $200,000,043.48          100.00%
                             =====      ===============          ======

             Combined Loan-to-Value Ratio--Group I Fixed Rate Loans

                                                                  % of Group I
                                                               Fixed Rate Loans by
                               Number of   Aggregate Principal     Outstanding
                              Loans as of  Balance Outstanding  Principal Balance
Combined Loan-to-Value Ratio  Cut-off Date as of Cut-off Date   as of Cut-off Date
----------------------------  ------------ ------------------- --------------------
 10.001% to  15.000%........         2       $     42,102.95            0.02%
 15.001% to  20.000%........         6            162,327.76            0.08
 20.001% to  25.000%........         6            117,153.15            0.06
 25.001% to  30.000%........         2             35,313.26            0.02
 30.001% to  35.000%........         8            388,116.23            0.19
 35.001% to  40.000%........        11            382,417.05            0.19
 40.001% to  45.000%........        15            531,436.71            0.27
 45.001% to  50.000%........         8            214,310.51            0.11
 50.001% to  55.000%........        31          1,477,562.48            0.74
 55.001% to  60.000%........        38          1,428,616.01            0.71
 60.001% to  65.000%........        54          3,116,835.88            1.56
 65.001% to  70.000%........        69          3,567,484.03            1.78
 70.001% to  75.000%........        97          5,511,956.09            2.76
 75.001% to  80.000%........       505         29,068,902.02           14.53
 80.001% to  85.000%........       181         12,439,212.78            6.22
 85.001% to  90.000%........       382         27,674,818.63           13.84
 90.001% to  95.000%........       629         51,947,714.23           25.97
 95.001% to 100.000%........       708         61,893,763.71           30.95
                                 -----       ---------------          ------
    Total...................     2,752       $200,000,043.48          100.00%
                                 =====       ===============          ======

  The tables below show additional characteristics of the group II fixed rate loans. Due to rounding, the percentages may not add to 100%.

              Geographical Distribution of Mortgaged Properties--
                            Group II Fixed Rate Loans

                                                                       % of
                                                                     Group II
                                                                    Fixed Rate
                                                                     Loans by
                                               Aggregate Principal  Outstanding
                                   Number of         Balance         Principal
                                  Loans as of   Outstanding as of  Balance as of
                                  Cut-off Date    Cut-off Date     Cut-off Date
                                  ------------ ------------------- -------------
Alabama..........................      191       $ 11,174,249.10        2.23%
Arizona..........................      252         15,881,575.57        3.18
Arkansas.........................      105          6,104,292.32        1.22
California.......................      690         56,019,023.72       11.20
Colorado.........................      190         13,484,136.47        2.70
Connecticut......................      149          9,087,974.69        1.82
Delaware.........................       17          1,123,101.50        0.22
District of Columbia.............       15            716,081.89        0.14
Florida..........................      361         23,423,624.98        4.68
Georgia..........................      231         15,707,748.84        3.14
Idaho............................       26          1,438,105.19        0.29
Illinois.........................      350         18,491,435.07        3.70
Indiana..........................      157          7,097,584.95        1.42
Iowa.............................      102          6,207,203.94        1.24
Kansas...........................      117          5,827,713.06        1.17
Kentucky.........................      100          5,039,648.90        1.01
Louisiana........................      143          9,514,261.98        1.90
Maine............................       32          1,658,295.67        0.33
Maryland.........................       92          5,211,908.88        1.04
Massachusetts....................      115          6,834,416.12        1.37
Michigan.........................      336         23,420,741.07        4.68
Minnesota........................      176          8,785,110.71        1.76
Mississippi......................       65          3,929,608.07        0.79
Missouri.........................      200         10,275,238.43        2.06
Montana..........................        8            270,689.49        0.05
Nebraska.........................       84          4,588,817.04        0.92
Nevada...........................       82          4,499,417.43        0.90
New Hampshire....................       21          1,118,692.28        0.22
New Jersey.......................      112          6,741,750.19        1.35
New Mexico.......................       42          2,646,640.38        0.53
New York.........................      289         15,730,468.00        3.15
North Carolina...................      201         13,920,509.60        2.78
North Dakota.....................        9            247,280.57        0.05
Ohio.............................      376         17,780,495.13        3.56
Oklahoma.........................      144          8,269,207.35        1.65
Oregon...........................       34          2,287,565.71        0.46
Pennsylvania.....................      324         15,214,285.34        3.04
Rhode Island.....................       51          2,056,244.59        0.41
South Carolina...................      162         10,637,191.89        2.13
South Dakota.....................       19          1,267,103.65        0.25
Tennessee........................      170         10,282,037.99        2.06
Texas............................    1,559         78,168,141.54       15.63
Utah.............................       59          3,703,443.91        0.74
Vermont..........................       12            674,739.61        0.13
Virginia.........................      182         11,188,837.24        2.24
Washington.......................      152         12,309,425.75        2.46
West Virginia....................       31          1,675,970.85        0.34
Wisconsin........................      103          6,188,005.86        1.24
Wyoming..........................       29          2,078,907.07        0.42
                                     -----       ---------------      ------
Total............................    8,467       $499,998,949.58      100.00%
                                     =====       ===============      ======

                 Years of Origination--Group II Fixed Rate Loans

                                                              % of Group II
                           Number of                       Fixed Rate Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Year of Origination         off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
1988......................       1      $    104,775.26            0.02%
1989......................       1           131,437.86            0.03
1995......................       1            25,633.49            0.01
1996......................       3            73,873.12            0.01
1997......................      17           805,763.80            0.16
1998......................      81         4,208,276.91            0.84
1999......................     373        19,918,323.89            3.98
2000......................   7,990       474,730,865.25           94.95
                             -----      ---------------          ------
    Total.................   8,467      $499,998,949.58          100.00%
                             =====      ===============          ======


        Distribution of Original Loan Amounts--Group II Fixed Rate Loans

                                                                           % of Group II
                                        Number of                       Fixed Rate Loans by
                                          Loans    Aggregate Principal Outstanding Principal
                                        as of Cut- Balance Outstanding     Balance as of
Original Loan Amount (in Dollars)        off Date  as of Cut-off Date      Cut-off Date
---------------------------------       ---------- ------------------- ---------------------
Less than $ 10,000.00..................       2      $     17,489.52               *%
$ 10,000.00 to $ 19,999.99.............   1,280        18,950,622.49            3.79
$ 20,000.00 to $ 29,999.99.............   1,472        35,714,804.11            7.14
$ 30,000.00 to $ 39,999.99.............   1,094        37,385,470.50            7.48
$ 40,000.00 to $ 49,999.99.............     853        37,806,893.43            7.56
$ 50,000.00 to $ 59,999.99.............     684        37,214,433.55            7.44
$ 60,000.00 to $ 69,999.99.............     572        36,751,696.64            7.35
$ 70,000.00 to $ 79,999.99.............     503        37,448,302.82            7.49
$ 80,000.00 to $ 89,999.99.............     395        33,179,317.16            6.64
$ 90,000.00 to $ 99,999.99.............     298        28,073,886.18            5.62
$100,000.00 to $109,999.99.............     219        22,805,840.49            4.56
$110,000.00 to $119,999.99.............     226        25,945,522.05            5.19
$120,000.00 to $129,999.99.............     158        19,600,571.68            3.92
$130,000.00 to $139,999.99.............     130        17,480,850.61            3.50
$140,000.00 to $149,999.99.............     106        15,286,960.20            3.06
$150,000.00 to $159,999.99.............      72        11,023,855.96            2.21
$160,000.00 to $169,999.99.............      81        13,316,074.37            2.66
$170,000.00 to $179,999.99.............      65        11,317,245.66            2.26
$180,000.00 to $189,999.99.............      34         6,262,328.96            1.25
$190,000.00 to $199,999.99.............      39         7,579,077.79            1.52
$200,000.00 to $209,999.99.............      31         6,321,734.36            1.26
$210,000.00 to $219,999.99.............      21         4,457,474.22            0.89
$220,000.00 to $229,999.99.............      20         4,480,671.21            0.90
$230,000.00 to $239,999.99.............      12         2,810,766.99            0.56
$240,000.00 to $249,999.99.............      11         2,691,488.74            0.54
$250,000.00 to $259,999.99.............      15         3,814,697.89            0.76
$260,000.00 to $269,999.99.............      16         4,207,313.94            0.84
$270,000.00 to $279,999.99.............      10         2,724,175.25            0.55
$280,000.00 to $289,999.99.............       5         1,416,474.54            0.28
$290,000.00 to $299,999.99.............       8         2,347,247.19            0.47
$300,000.00 to $309,999.99.............       3           906,373.43            0.18
$310,000.00 to $319,999.99.............      10         3,138,962.71            0.63
$320,000.00 to $329,999.99.............       4         1,295,484.40            0.26
$330,000.00 to $339,999.99.............       3           993,504.48            0.20
$340,000.00 to $349,999.99.............       6         2,067,478.86            0.41
Greater than or equal to $350,000.00...       9         3,163,857.20            0.63
                                          -----      ---------------          ------
    Total..............................   8,467      $499,998,949.58          100.00%
                                          =====      ===============          ======

                      Loan Rates--Group II Fixed Rate Loans

                             Number of                         % of Group II
                               Loans                        Fixed Rate Loans by
                               as of   Aggregate Principal Outstanding Principal
                               Cut-    Balance Outstanding     Balance as of
    Range of Loan Rates      off Date  as of Cut-off Date      Cut-off Date
    -------------------      --------- ------------------- ---------------------
7.000% to  7.999%...........       4     $    367,449.57            0.07%
8.000% to  8.999%...........      35        3,610,869.23            0.72
9.000% to  9.999%...........     187       21,857,025.39            4.37
10.000% to 10.999%..........     452       47,132,271.10            9.43
11.000% to 11.999%..........     949       87,292,241.79           17.46
12.000% to 12.999%..........   1,645      122,716,403.40           24.54
13.000% to 13.999%..........   1,527       88,051,605.76           17.61
14.000% to 14.999%..........   1,718       64,602,230.98           12.92
15.000% to 15.999%..........   1,133       39,996,680.53            8.00
16.000% to 16.999%..........     438       13,941,097.92            2.79
17.000% to 17.999%..........     230        6,641,286.29            1.33
18.000% to 18.999%..........      88        2,322,369.95            0.46
19.000% to 19.999%..........      39        1,002,504.55            0.20
20.000% to 20.999%..........      18          363,429.95            0.07
21.000% to 21.999%..........       4          101,483.17            0.02
                               -----     ---------------          ------
    Total...................   8,467     $499,998,949.58          100.00%
                               =====     ===============          ======


             Remaining Months to Maturity--Group II Fixed Rate Loans

                                                              % of Group II
                           Number of                       Fixed Rate Loans by
   Months Remaining to       Loans    Aggregate Principal Outstanding Principal
    Scheduled Maturity     as of Cut- Balance Outstanding     Balance as of
    as of Cut-off Date      off Date  as of Cut-off Date      Cut-off Date
   -------------------     ---------- ------------------- ---------------------
31 to 60..................      86      $  1,946,253.51             0.39%
61 to 90..................      76         1,858,697.96             0.37
91 to 120.................     617        17,660,628.15             3.53
121 to 150................      65         2,799,347.26             0.56
151 to 180................   2,007       104,618,820.27            20.92
181 to 210................      31         1,539,178.97             0.31
211 to 240................   4,050       254,281,569.99            50.86
241 to 270................      11           976,383.65             0.20
271 to 300................     803        46,736,694.94             9.35
301 to 330................       6           357,370.34             0.07
331 to 360................     715        67,224,004.54            13.44
                             -----      ---------------           ------
    Total.................   8,467      $499,998,949.58           100.00%
                             =====      ===============           ======


                    Lien Position--Group II Fixed Rate Loans

                                                              % of Group II
                           Number of                       Fixed Rate Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
         Position           off Date  as of Cut-off Date      Cut-off Date
         --------          ---------- ------------------- ---------------------
First.....................   4,663      $377,969,589.71           75.59%
Second....................   3,732       119,644,835.09           23.93
Third.....................      72         2,384,524.78            0.48
                             -----      ---------------          ------
    Total.................   8,467      $499,998,949.58          100.00%
                             =====      ===============          ======

             Combined Loan-to-Value Ratio--Group II Fixed Rate Loans

                                                                   % of Group II
                                                                Fixed Rate Loans by
                               Number of   Aggregate Principal      Outstanding
                              Loans as of  Balance Outstanding   Principal Balance
Combined Loan-to-Value Ratio  Cut-off Date as of Cut-off Date   as of Cut-off Date
----------------------------  ------------ ------------------- ---------------------
 5.001% to  10.000%.........         8       $    113,803.24            0.02%
10.001% to  15.000%.........        17            379,756.32            0.08
15.001% to  20.000%.........        18            424,177.03            0.08
20.001% to  25.000%.........        18            495,671.00            0.10
25.001% to  30.000%.........        37            988,425.18            0.20
30.001% to  35.000%.........        36          1,126,008.46            0.23
35.001% to  40.000%.........        40          1,739,257.72            0.35
40.001% to  45.000%.........        36          1,384,587.67            0.28
45.001% to  50.000%.........        75          2,741,690.67            0.55
50.001% to  55.000%.........        82          3,560,444.08            0.71
55.001% to  60.000%.........       117          5,289,276.78            1.06
60.001% to  65.000%.........       184          8,419,433.96            1.68
65.001% to  70.000%.........       219         10,758,590.07            2.15
70.001% to  75.000%.........       377         18,593,949.92            3.72
75.001% to  80.000%.........     1,106         60,435,644.11           12.09
80.001% to  85.000%.........       620         37,888,248.51            7.58
85.001% to  90.000%.........     1,255         77,078,145.86           15.42
90.001% to  95.000%.........     1,779        118,145,801.69           23.63
95.001% to 100.000%.........     2,443        150,436,037.31           30.09
                                 -----       ---------------          ------
    Total...................     8,467       $499,998,949.58          100.00%
                                 =====       ===============          ======

  The tables below show additional characteristics of the adjustable rate loans. Due to rounding, the percentages may not add to 100%.

              Geographical Distribution of Mortgaged Properties--
                              Adjustable Rate Loans

                                                                          % of
                                            Aggregate Principal  Adjustable Rate Loans
                                                  Balance       by Outstanding Principal
                          Number of Loans    Outstanding as of       Balance as of
                         as of Cut-off Date    Cut-off Date           Cut-off Date
                         ------------------ ------------------- ------------------------
Alabama.................          72          $  6,358,049.29              3.03%
Arizona.................          38             4,940,922.97              2.35
Arkansas................           1               254,792.02              0.12
California..............         165            30,005,309.68             14.29
Colorado................          60             9,903,651.32              4.72
Connecticut.............           4               459,233.31              0.22
Delaware................           2               148,571.01              0.07
District Of Columbia....          11             1,888,052.80              0.90
Florida.................          66             7,178,752.81              3.42
Georgia.................          86             9,704,616.37              4.62
Idaho...................           3               271,379.57              0.13
Illinois................          99            12,244,765.89              5.83
Indiana.................          59             5,702,359.14              2.72
Iowa....................          36             3,035,327.44              1.44
Kansas..................          40             4,660,037.52              2.22
Kentucky................          29             2,995,688.84              1.43
Louisiana...............           9               866,792.43              0.41
Maryland................          81            13,880,154.38              6.61
Massachusetts...........          11             1,458,660.93              0.69
Michigan................          51             5,158,960.44              2.46
Minnesota...............          23             3,392,595.76              1.62
Mississippi.............          16             1,294,506.46              0.62
Missouri................          45             4,432,898.13              2.11
Montana.................           1                71,940.97              0.03
Nebraska................          18             1,548,822.33              0.74
Nevada..................          26             3,713,599.37              1.77
New Jersey..............          12             1,889,310.04              0.90
New Mexico..............           2               167,786.47              0.08
New York................           8             1,066,283.63              0.51
North Carolina..........         121            11,851,588.85              5.64
North Dakota............           1               110,037.17              0.05
Ohio....................         149            15,049,599.78              7.17
Oklahoma................           3               434,128.16              0.21
Oregon..................          15             2,195,943.88              1.05
Pennsylvania............          38             3,191,223.47              1.52
Rhode Island............          10             1,329,841.31              0.63
South Carolina..........          73             6,281,033.34              2.99
South Dakota............           1                62,937.51              0.03
Tennessee...............          40             4,412,717.28              2.10
Texas...................          43             5,618,925.90              2.68
Utah....................          29             3,710,457.18              1.77
Virginia................          63            10,611,212.22              5.05
Washington..............          23             3,701,279.74              1.76
West Virginia...........          11               934,182.43              0.44
Wisconsin...............          17             1,678,518.66              0.80
Wyoming.................           1               115,779.37              0.05
                               -----          ---------------            ------
    Total...............       1,712          $209,983,227.57            100.00%
                               =====          ===============            ======

                   Years of Origination--Adjustable Rate Loans

                                                                        % of
                                                                   Adjustable Rate
                                                                      Loans by
                                            Aggregate Principal Outstanding Principal
                          Number of Loans   Balance Outstanding     Balance as of
Year of Origination      as of Cut-off Date as of Cut-off Date      Cut-off Date
-------------------      ------------------ ------------------- ---------------------
1998....................           6          $    629,300.30            0.30%
1999....................         106            12,978,208.64            6.18
2000....................       1,600           196,375,718.63           93.52
                               -----          ---------------          ------
    Total...............       1,712          $209,983,227.57          100.00%
                               =====          ===============          ======


          Distribution of Original Loan Amounts--Adjustable Rate Loans

                                                                                       % of
                                                                                  Adjustable Rate
                                                                                      Loans by
                                                          Aggregate Principal    Outstanding Principal
  Original Loan Amount                 Number of Loans    Balance Outstanding       Balance as of
      (in Dollars)                    as of Cut-off Date  as of Cut-off Date         Cut-off Date
  --------------------                ------------------  ------------------- -------------------------
$ 20,000.00 to $ 29,999.99............          10          $    278,689.13            0.13%
$ 30,000.00 to $ 39,999.99............          36             1,269,935.89            0.60
$ 40,000.00 to $ 49,999.99............          68             3,068,411.98            1.46
$ 50,000.00 to $ 59,999.99............         104             5,787,332.19            2.76
$ 60,000.00 to $ 69,999.99............         133             8,610,457.16            4.10
$ 70,000.00 to $ 79,999.99............         155            11,541,355.50            5.50
$ 80,000.00 to $ 89,999.99............         119            10,001,813.84            4.76
$ 90,000.00 to $ 99,999.99............         128            12,089,890.81            5.76
$100,000.00 to $109,999.99............         121            12,679,092.40            6.04
$110,000.00 to $119,999.99............         132            15,134,922.33            7.21
$120,000.00 to $129,999.99............          90            11,230,655.59            5.35
$130,000.00 to $139,999.99............          96            12,883,993.78            6.14
$140,000.00 to $149,999.99............          75            10,872,685.13            5.18
$150,000.00 to $159,999.99............          53             8,198,678.47            3.90
$160,000.00 to $169,999.99............          55             9,021,320.01            4.30
$170,000.00 to $179,999.99............          52             9,014,642.31            4.29
$180,000.00 to $189,999.99............          27             5,004,782.21            2.38
$190,000.00 to $199,999.99............          33             6,428,437.24            3.06
$200,000.00 to $209,999.99............          25             5,111,397.61            2.43
$210,000.00 to $219,999.99............          29             6,228,536.96            2.97
$220,000.00 to $229,999.99............          28             6,285,788.82            2.99
$230,000.00 to $239,999.99............          25             5,856,287.40            2.79
$240,000.00 to $249,999.99............          20             4,900,674.02            2.33
$250,000.00 to $259,999.99............          17             4,303,240.57            2.05
$260,000.00 to $269,999.99............          13             3,438,342.98            1.64
$270,000.00 to $279,999.99............          14             3,845,990.59            1.83
$280,000.00 to $289,999.99............           9             2,578,518.08            1.23
$290,000.00 to $299,999.99............           9             2,662,643.25            1.27
$300,000.00 to $309,999.99............          13             3,951,625.60            1.88
$310,000.00 to $319,999.99............           5             1,576,512.39            0.75
$320,000.00 to $329,999.99............           5             1,625,951.88            0.77
$330,000.00 to $339,999.99............           2               672,223.71            0.32
$340,000.00 to $349,999.99............           4             1,380,705.20            0.66
$350,000.00 to $359,999.99............           7             2,447,692.54            1.17
                                             -----          ---------------          ------
    Total.............................       1,712          $209,983,227.57          100.00%
                                             =====          ===============          ======

                    Current Loan Rates--Adjustable Rate Loans

                                                                                % of
                                                 Aggregate Principal  Adjustable Rate Loans by
                               Number of Loans   Balance Outstanding   Outstanding Principal
Range of Loan Rates           as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------           ------------------ ------------------- --------------------------
 8.000% to  8.999%..........          144          $ 20,098,627.17               9.57%
 9.000% to  9.999%..........          751           101,231,125.80              48.21
10.000% to 10.999%..........          502            58,828,620.21              28.02
11.000% to 11.999%..........          212            21,633,917.89              10.30
12.000% to 12.999%..........           83             6,646,454.52               3.17
13.000% to 13.999%..........           19             1,493,135.08               0.71
14.000% to 14.999%..........            1                51,346.90               0.02
                                    -----          ---------------             ------
    Total...................        1,712          $209,983,227.57             100.00%
                                    =====          ===============             ======

               Remaining Months to Maturity--Adjustable Rate Loans

                                                                                % of
Months Remaining to                              Aggregate Principal  Adjustable Rate Loans by
Scheduled Maturity             Number of Loans   Balance Outstanding   Outstanding Principal
as of Cut-off Date            as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------           ------------------ ------------------- --------------------------
151 to 180..................            1          $     45,291.36               0.02%
331 to 360..................        1,711           209,937,936.21              99.98
                                    -----          ---------------             ------
    Total...................        1,712          $209,983,227.57             100.00%
                                    =====          ===============             ======

               Combined Loan-to-Value Ratio--Adjustable Rate Loans

                                                                                % of
                                                 Aggregate Principal  Adjustable Rate Loans by
                               Number of Loans   Balance Outstanding   Outstanding Principal
Combined Loan-to-Value Ratio  as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
----------------------------  ------------------ ------------------- --------------------------
30.001% to  35.000%.........            1          $     42,071.70               0.02%
35.001% to  40.000%.........            1                29,461.19               0.01
40.001% to  45.000%.........            2               129,813.91               0.06
45.001% to  50.000%.........            3               419,379.87               0.20
55.001% to  60.000%.........            3               209,528.15               0.10
60.001% to  65.000%.........           10               828,150.23               0.39
65.001% to  70.000%.........           27             2,081,885.13               0.99
70.001% to  75.000%.........           47             5,184,590.74               2.47
75.001% to  80.000%.........          150            14,756,739.32               7.03
80.001% to  85.000%.........          159            16,855,495.77               8.03
85.001% to  90.000%.........          703            87,467,568.17              41.65
90.001% to  95.000%.........          544            75,030,330.98              35.73
95.001% to 100.000%.........           62             6,948,212.41               3.31
                                    -----          ---------------             ------
    Total...................        1,712          $209,983,227.57             100.00%
                                    =====          ===============             ======

              Month of Next Rate Adjustment--Adjustable Rate Loans

                                                                                 % of
                                                  Aggregate Principal  Adjustable Rate Loans by
                                Number of Loans   Balance Outstanding   Outstanding Principal
Month of Next Rate Adjustment  as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-----------------------------  ------------------ ------------------- --------------------------
November 2000...............             1          $     93,151.67               0.04
December 2000...............             4               452,527.28               0.22
January 2001................             1                83,621.35               0.04
February 2001...............             4               753,611.50               0.36
March 2001..................             5               381,012.80               0.18
April 2001..................             1                89,428.15               0.04
May 2001....................             3               325,175.39               0.15
June 2001...................             5               886,566.50               0.42
July 2001...................             7               755,819.16               0.36
August 2001.................             6               785,150.47               0.37
September 2001..............             9             1,435,983.16               0.68
October 2001................             9               784,321.06               0.37
November 2001...............            17             2,065,793.33               0.98
December 2001...............            16             1,700,833.95               0.81
January 2002................            22             2,782,735.32               1.33
February 2002...............            22             2,550,466.73               1.21
March 2002..................            50             5,756,486.96               2.74
April 2002..................           149            18,636,076.50               8.88
May 2002....................           378            43,862,488.61              20.89
June 2002...................           501            65,631,226.12              31.26
July 2002...................           294            36,709,138.50              17.48
August 2002.................            92            10,353,989.66               4.93
September 2002..............            29             3,633,622.85               1.73
October 2002................             4               259,809.51               0.12
December 2002...............             2               167,160.78               0.08
January 2003................             2               255,137.52               0.12
March 2003..................             2               250,805.85               0.12
April 2003..................             8               770,010.42               0.37
May 2003....................            30             3,285,794.37               1.56
June 2003...................            21             2,263,467.84               1.08
July 2003...................            13             1,601,921.52               0.76
August 2003.................             5               619,892.74               0.30
                                     -----          ---------------             ------
    Total...................         1,712          $209,983,227.57             100.00%
                                     =====          ===============             ======

               Distribution of Gross Margin--Adjustable Rate Loans

                                                                           % of
                                            Aggregate Principal   Adjustable Rate Loans
                          Number of Loans   Balance Outstanding  by Outstanding Principal
Gross Margin             as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
------------             ------------------ ------------------- --------------------------
3.000% to 3.249%........           1          $    151,029.26               0.07%
3.750% to 3.999%........           2               283,888.76               0.14
4.000% to 4.249%........          10             1,581,230.38               0.75
4.250% to 4.499%........          20             3,272,503.56               1.56
4.500% to 4.749%........          49             6,948,121.47               3.31
4.750% to 4.999%........          89            13,102,584.76               6.24
5.000% to 5.249%........         120            15,969,398.20               7.60
5.250% to 5.499%........         170            22,205,888.97              10.58
5.500% to 5.749%........         218            30,618,027.19              14.58
5.750% to 5.999%........         209            27,511,384.03              13.10
6.000% to 6.249%........         154            17,425,870.42               8.30
6.250% to 6.499%........         155            16,995,579.00               8.09
6.500% to 6.749%........         129            14,385,957.58               6.85
6.750% to 6.999%........         127            15,118,815.91               7.20
7.000% to 7.249%........          72             6,993,901.55               3.33
7.250% to 7.499%........          52             5,193,795.45               2.47
7.500% to 7.749%........          38             4,087,940.55               1.95
7.750% to 7.999%........          43             3,852,600.50               1.83
8.000% to 8.249%........          19             1,610,230.80               0.77
8.250% to 8.499%........          12             1,056,711.57               0.50
8.500% to 8.749%........          13               815,581.17               0.39
8.750% to 8.999%........           6               455,495.02               0.22
9.000% to 9.249%........           4               346,691.47               0.17
                               -----          ---------------             ------
    Total...............       1,712          $209,983,227.57             100.00%
                               =====          ===============             ======

                    Maximum Loan Rates--Adjustable Rate Loans

                                                                        % of
                         Number of Loans Aggregate Principal  Adjustable Rate Loans by
                          as of Cut-off  Balance Outstanding   Outstanding Principal
Maximum Loan Rates            Date       as of Cut-off Date  Balance as of Cut-off Date
------------------       --------------- ------------------- --------------------------
12.500% to 12.749%......          1        $    123,215.40               0.06
13.250% to 13.499%......          1             162,787.95               0.08
14.250% to 14.499%......          3             384,643.56               0.18
14.500% to 14.749%......         13           2,087,363.07               0.99
14.750% to 14.999%......        103          14,298,637.32               6.81
15.000% to 15.249%......         29           3,417,457.35               1.63
15.250% to 15.499%......        161          20,912,402.23               9.96
15.500% to 15.749%......        128          16,421,011.40               7.82
15.750% to 15.999%......        264          34,372,514.58              16.37
16.000% to 16.249%......         59           6,801,929.69               3.24
16.250% to 16.499%......        131          16,774,878.71               7.99
16.500% to 16.749%......        103          13,146,492.88               6.26
16.750% to 16.999%......        270          34,442,067.66              16.40
17.000% to 17.249%......         51           5,428,629.35               2.59
17.250% to 17.499%......         70           8,006,713.83               3.81
17.500% to 17.749%......         62           7,400,249.62               3.52
17.750% to 17.999%......        103          11,999,119.38               5.71
18.000% to 18.249%......         21           1,883,606.36               0.90
18.250% to 18.499%......         32           2,765,741.70               1.32
18.500% to 18.749%......         28           2,602,779.61               1.24
18.750% to 18.999%......         25           2,226,592.22               1.06
19.000% to 19.249%......          9             721,629.88               0.34
19.250% to 19.499%......          5             541,424.53               0.26
19.500% to 19.749%......         17           1,193,025.47               0.57
19.750% to 19.999%......         12             896,721.94               0.43
20.000% to 20.249%......          2             164,221.95               0.08
20.250% to 20.499%......          2             307,120.97               0.15
20.500% to 20.749%......          3             107,109.62               0.05
20.750% to 20.999%......          2             176,854.66               0.08
21.500% to 21.749%......          1             135,792.52               0.06
24.000% to 24.249%......          1              80,492.16               0.04
                              -----        ---------------             ------
    Total...............      1,712        $209,983,227.57             100.00%
                              =====        ===============             ======

                    Minimum Loan Rates--Adjustable Rate Loans

                                                                        % of
                         Number of Loans Aggregate Principal  Adjustable Rate Loans by
                          as of Cut-off  Balance Outstanding   Outstanding Principal
Minimum Loan Rates            Date       as of Cut-off Date  Balance as of Cut-off Date
------------------       --------------- ------------------- --------------------------
 3.750% to  3.999%......          1        $    148,319.06               0.07%
 4.000% to  4.249%......          2             417,237.90               0.20
 4.250% to  4.499%......         14           2,388,616.89               1.14
 4.500% to  4.749%......         36           4,944,081.74               2.35
 4.750% to  4.999%......         40           5,606,565.62               2.67
 5.000% to  5.249%......         60           7,468,562.48               3.56
 5.250% to  5.499%......         66           8,381,165.45               3.99
 5.500% to  5.749%......        102          14,628,209.83               6.97
 5.750% to  5.999%......         96          11,646,859.91               5.55
 6.000% to  6.249%......         69           7,556,173.47               3.60
 6.250% to  6.499%......         54           5,676,313.50               2.70
 6.500% to  6.749%......         63           6,459,625.84               3.08
 6.750% to  6.999%......         60           7,232,361.60               3.44
 7.000% to  7.249%......         33           3,535,045.39               1.68
 7.250% to  7.499%......         32           3,311,332.40               1.58
 7.500% to  7.749%......         18           2,323,693.49               1.11
 7.750% to  7.999%......         17           1,663,084.67               0.79
 8.000% to  8.249%......         15           1,112,723.50               0.53
 8.250% to  8.499%......          8             828,206.44               0.39
 8.500% to  8.749%......         10           1,055,223.43               0.50
 8.750% to  8.999%......         60           8,001,801.05               3.81
 9.000% to  9.249%......         33           4,685,314.53               2.23
 9.250% to  9.499%......         97          12,786,231.94               6.09
 9.500% to  9.749%......        103          13,591,850.87               6.47
 9.750% to  9.999%......        196          27,387,750.27              13.04
10.000% to 10.249%......         35           3,920,593.01               1.87
10.250% to 10.499%......         77          10,450,044.22               4.98
10.500% to 10.749%......         58           7,311,474.41               3.48
10.750% to 10.999%......        105          11,483,257.95               5.47
11.000% to 11.249%......         20           2,022,294.32               0.96
11.250% to 11.499%......         34           2,937,208.68               1.40
11.500% to 11.749%......         27           2,974,247.07               1.42
11.750% to 11.999%......         23           2,245,384.15               1.07
12.000% to 12.249%......          6             671,640.75               0.32
12.250% to 12.499%......         13             928,593.82               0.44
12.500% to 12.749%......         14           1,090,798.57               0.52
12.750% to 12.999%......          5             366,635.94               0.17
13.000% to 13.249%......          4             313,941.70               0.15
13.250% to 13.499%......          2             131,207.44               0.06
13.500% to 13.749%......          2             131,352.71               0.06
13.750% to 13.999%......          1             116,854.66               0.06
14.000% to 14.249%......          1              51,346.90               0.02
                              -----        ---------------             ------
  Total.................      1,712        $209,983,227.57             100.00%
                              =====        ===============             ======

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